Summary Prospectus Supplement

April 30, 2021

Morgan Stanley Institutional Fund, Inc.

Supplement dated April 30, 2021 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2021

Emerging Markets Small Cap Portfolio (the "Fund")

At a meeting held on April 21-22, 2021, the Board of Directors of Morgan Stanley Institutional Fund, Inc., on behalf of the Fund, approved an Agreement and Plan of Reorganization by and between Morgan Stanley Institutional Fund, Inc., on behalf of the Fund, and Morgan Stanley Institutional Fund, Inc., on behalf of Frontier Markets Portfolio (the "Acquiring Fund," which is to be repositioned as Next Gen Emerging Markets Portfolio), pursuant to which substantially all of the assets and liabilities of the Fund would be transferred to the Acquiring Fund and stockholders of the Fund would become stockholders of the Acquiring Fund, receiving shares of the same class of common stock of the Acquiring Fund ("Shares") with a value equal to the aggregate net asset value of their Shares of the Fund held immediately prior thereto, in liquidation of the Fund (the "Reorganization").

The Reorganization is subject to a number of conditions, including the approval of stockholders of the Fund at a special meeting of stockholders scheduled to be held during the third quarter of 2021, or any postponements or adjournments thereof. Additional information will be included in the combined proxy statement/prospectus that is anticipated to be mailed during the third quarter of 2021 to stockholders of the Fund as of a record date. If approved by stockholders of the Fund, the Reorganization is anticipated to occur during the third quarter of 2021. This supplement is not a solicitation of a proxy.

In anticipation of the Reorganization, the Fund may at times not pursue its investment objective or be managed consistent with its stated policies and strategies as it prepares to reorganize into the Acquiring Fund.

In addition, the Summary Prospectus is hereby amended as follows:

Effective May 31, 2021, Omair Ansari will no longer serve as a portfolio manager of the Fund. Accordingly, at such time, all references to Mr. Ansari will be removed from the Fund's Summary Prospectus.

Please retain this supplement for future reference.

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